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                              AMENDATORY AGREEMENT


This Amendment is entered into this 26th day of July, 1996, between SOUTHERN NATURAL GAS COMPANY ("Company") and Chattanooga Gas Company ("Shipper").

                                  WITNESSETH:

WHEREAS, Company and Shipper are parties to a firm transportation agreement dated November 1, 1994, (#904470) as amended March 1, 1995, under Company's Rate Schedule FT ("Agreement") for an aggregate quantity of 7,949 Mcf per day of Transportation Demand for separately stated terms; and

WHEREAS, Company and Shipper have had discussions regarding an extension of the primary term for a portion of the Transportation Demand under the Agreement as more specifically provided for herein;

NOW THEREFORE, in consideration of the premises and the mutual benefits and covenants contained herein, the parties agree as follows:

I . Section 4.1 of the FT Agreement shall be deleted in its entirety and the following Section 4.1 substituted therefor.

"Subject to the provisions hereof, this Agreement shall become effective as of the date first hereinabove written and shall be in full force and effect for primary terms through the following dates: (a) April 30, 2007 for 3,300 Mcf per day of Transportation Demand, and shall continue and remain in force and effect for successive terms of one year each thereafter, unless and until cancelled by either party giving 180 days written notice to the other party prior to the end of the primary term or any yearly extension thereof; and (b) February 28, 2000 for 4,649 Mcf per day of Transportation Demand, and shall continue and remain in force and effect for successive terms of one year each thereafter if the parties mutually agree in writing to each such yearly extension at least 60 days prior to the end of the primary term or subsequent yearly extension."

2. Except as provided herein, the Agreement shall remain in full force and effect as written.

3. This Amendment is subject to all applicable, valid laws, orders, rules and regulations of any governmental entity having jurisdiction over the parties or the subject matter hereof.

4. This Amendment shall be binding on the parties' respective successors and assigns.




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WHEREFORE,   the  parties  have  executed  this  Amendment  through  their  duly authorized representatives to be effective as of the date first written above.

ATTEST:                                   SOUTHERN NATURAL GAS COMPANY

By:      /S/ illegible signature          By:      /S/  William G. Cope
Title:   Asst. Secretary                  Title:   Director - Customer Services

ATTEST:                                   CHATTANOOGA GAS COMPANY

By:      /S/  Anne C. Tkacs               By:      /S/  James S. Thomas, Jr.
Title:   General Attorney                 Title:   Asst. Sec.













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